Exhibit 32.2
SIPEX CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Sipex Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Clyde R. Wallin, Chief Financial Officer and Senior Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.
Date: August 14, 2007

/s/ Clyde R. Wallin

Clyde R. Wallin
Chief Financial Officer and Senior Vice President of Finance